UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/17/2005

Pegasystems Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-11859

Massachusetts	04-2787865
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

101 Main Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)

617-374-9600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On August 17, 2005, the Board of Directors of Pegasystems Inc. (the "Company") authorized an extension to the Company's share repurchase plan (the "Plan"), which was scheduled to expire on September 30, 2005. The Plan will now be valid until June 30, 2006. All of the remaining provisions of the Plan, including the authorization amount of $10 million, remain unchanged.

Item 9.01.    Financial Statements and Exhibits

Exhibits

99.1 Press Release, dated August 18, 2005, issued by Pegasystems Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Pegasystems Inc.

Date: August 19, 2005.	By:	/s/ Shawn S. Hoyt
Shawn S. Hoyt
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated August 18, 2005, issued by Pegasystems Inc.